Exelon

2009 Exelon Investor Conference

Sustainable advantage

PECO HEADQUARTERS • PHILADELPHIA, PA

MARCH 10, 2009

CONOWINGO
HYDRO ELECTRIC
PLANT

Exhibit 99.1

Important Information
This presentation relates, in part, to the offer (the “Offer”) by Exelon Corporation (“Exelon”) through its direct wholly-owned subsidiary, Exelon
Xchange Corporation (“Xchange”), to exchange each issued and outstanding share of common stock (the “NRG shares”) of NRG Energy, Inc.
(“NRG”) for 0.485 of a share of Exelon common stock. This presentation is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, NRG shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the
Prospectus/Offer to Exchange included in the Registration Statement on Form S-4 (Reg. No. 333-155278) (including the Letter of Transmittal and related documents and as amended from time to time, the “Exchange Offer Documents”) previously filed by Exelon and Xchange with the
Securities and Exchange Commission (the “SEC”). The Offer is made only through the Exchange Offer Documents. Investors and security holders are urged to read these documents and other relevant materials as they become available, because they will contain important information.
Exelon expects to file a proxy statement on Schedule 14A and other relevant documents  with the SEC in connection with the solicitation of proxies (the “NRG Meeting Proxy Statement”) for the 2009 annual meeting of NRG stockholders (the “NRG Meeting”). Exelon will also file a proxy statement on Schedule 14A and other relevant documents  with the SEC in connection with its solicitation of proxies for a meeting of
Exelon shareholders (the “Exelon Meeting”) to be called in order to approve the issuance of shares of Exelon common stock pursuant to the
Offer (the “Exelon Meeting Proxy Statement”). Investors and security holders are urged to read the NRG Meeting Proxy Statement and the Exelon Meeting Proxy Statement and other relevant materials as they become available, because they will contain important information.
Investors and security holders can obtain copies of the materials described above (and all other related documents filed with the SEC) at no charge on the SEC’s website: www.sec.gov. Copies can also be obtained at no charge by directing a request for such materials to Innisfree
M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, toll free at 1-877-750-9501. Investors and security holders may also read and copy any reports, statements and other information filed by Exelon, Xchange or NRG with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
Exelon, Xchange and the individuals to be nominated by Exelon for election to NRG’s Board of Directors will be participants in the solicitation of proxies from NRG stockholders for the NRG Meeting or any adjournment or postponement thereof. Exelon and Xchange will be participants in the solicitation of proxies from Exelon shareholders for the Exelon Meeting or any adjournment or postponement thereof. In addition, certain directors and executive officers of Exelon and Xchange may solicit proxies for the Exelon Meeting and the NRG Meeting.  Information about
Exelon and Exelon’s directors and executive officers is available in Exelon’s proxy statement, dated March 20, 2008, filed with the SEC in connection with Exelon’s 2008 annual meeting of shareholders. Information about Xchange and Xchange’s directors and executive officers is available in Schedule II to the Prospectus/Offer to Exchange.  Information about any other participants will be included in the NRG Meeting
Proxy Statement or the Exelon Meeting Proxy Statement, as applicable.

Forward-Looking Statements
This presentation includes forward-looking statements.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein.
The factors that could cause actual results to differ materially from these forward-looking statements include those discussed in (1) Exelon’s 2008 Annual Report on Form 10-K in (a) ITEM 1A. Risk
Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of
Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) the Exchange
Offer Documents; and (3) other factors discussed in Exelon’s filings with the SEC.  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this filing.  Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this filing, except as required by law.
Statements made in connection with the exchange offer are not subject to the safe harbor protections provided to forward-looking statements under the Private Securities Litigation Reform Act of 1995.

Operations
Energy Markets
EXC
Regulatory
Financial

4 4 Our Sustainable Advantage Remains

The Exelon Companies
’08 Earnings: $2,293M
’08 EPS: $3.46
Total Debt
(1)
: $2.5B
Credit Rating
(2)
: BBB
Nuclear, Fossil, Hydro & Renewable Generation
Power Marketing
‘08 Operating Earnings: $2.8B
‘08 EPS: $4.20
Assets
(1)
:                         $47.8B
Total Debt
(1)
: $13.2B
Credit Rating
(2)
:                            BBB-
Note: All ’08 income numbers represent adjusted (Non-GAAP) Operating Earnings and EPS. Refer to Appendix for reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS.
(1) As of December 31, 2008.
(2) Standard & Poor’s senior unsecured debt ratings for Exelon and Generation and senior secured debt ratings for ComEd and PECO as of February 27,
2009.
Pennsylvania
Utility
Illinois
Utility
’08 Earnings: $219M $325M
’08 EPS: $0.33 $0.49
Total Debt
(1)
: $5.0B $3.4B
Credit Ratings
(2)
: BBB+ A-

Exelon

Exelon Generation

ComEd
An Exelon Company

PECO

Multi-Regional, Diverse Company
Note: Owned megawatts based on Generation’s ownership at
December 31, 2008, using annual mean ratings for nuclear units
(excluding Salem) and summer ratings for Salem and the fossil and hydro units.
Midwest Capacity
Owned: 11,388 MW
Contracted: 3,230 MW
Total: 14,618 MW
ERCOT/South Capacity
Owned: 2,222 MW
Contracted: 2,917 MW
Total: 5,139 MW
New England Capacity
Owned: 182 MW
Total Capacity
Owned: 24,809 MW
Contracted: 6,483 MW
Total: 31,292 MW
Electricity Customers: 1.6M
Gas Customers:  0.5M
Electricity Customers:  3.8M
Generating Plants
Nuclear
Hydro
Coal/Oil/Gas Base-load
Intermediate
Peaker
Mid-Atlantic Capacity
Owned: 11,017 MW
Contracted: 336 MW
Total: 11,353 MW

Well-Positioned in Near-Term
Macroeconomic Uncertainty
• Hedging strategy provides near-term earnings and cash flow stability
• Over 90% and ~90% financially hedged in 2009 and 2010,
respectively
Risk management
• Proven management team
• Lowest-cost nuclear fleet operator with ~94% capacity factor
Best-in-class management /
operations
• Nuclear remains a low-cost generation source
• Improving utilities’ performance and regulatory environment
Basics of business unchanged
• Nation’s largest nuclear fleet ~140,000 GWhs of annual
production
Market leader
• Progress made on transition to competitive markets in PA
• ComEd on path to regulatory recovery
• Positively levered to long-term fundamentals
Long-term value in place
• Strong and consistent cash flows from operations
(2)
: ~$4.75
billion estimated in 2009
• Over 12% annual growth rate in dividend since 2001
Stable cash flows and
commitment to value return
• ~$6.8 billion of available credit facilities as of 2/27/2009
• Debt maturities of $29 million
(1)
, in total, through 12/31/2009
Sufficient liquidity
Investment Criteria Exelon Profile
(1)  Excludes securitization debt and includes capital leases.
(2) Cash Flow from Operations = Primarily includes net cash flows provided by operating activities, excluding counterparty collateral activity, and including net cash flows used in investing activities other than capital expenditures.

2009 Operating Earnings Guidance
2009E 2008A
$0.49
$3.46
$4.20
ComEd
PECO
Exelon
Generation
ComEd distribution revenue
PECO gas revenue
O&M and other
Pension/OPEB
Inflation
Cost reduction initiatives
Bad debt expense
Nuclear fuel costs
Depreciation and amortization
PECO CTC
2009 Earnings Drivers
ComEd
PECO
Exelon
Generation
Holdco Holdco
Exelon
$0.33
Exelon
$4.00 - $4.30
(1)
$0.45 - $0.55
$0.45 - $0.55
$3.10 - $3.35
(1) Adjusted (non-GAAP) Operating Earnings Guidance. Excludes the earnings impact of certain items as disclosed in the Appendix.
Note: A = Actual; E = Estimate
Reaffirming 2009 operating earnings guidance of $4.00-$4.30/share
(1)
– expect
1Q09 results between $1.10 to $1.20/share

Exelon

Exelon

Exelon Generation

ComEd
An Exelon Company

PECO

Exelon Cost and Capital Management
We are forecasting $150 million of sustainable O&M reductions in 2009; to date, approximately $100 million has been identified
• Reducing nuclear outage expenses
• Focusing on inventory management
and reducing inventory growth
• Right-sizing business unit
administrative functions
• Reducing capital spend for decreased
new business requirements and
declining load growth
• Executing "ComEd Sustainable
Solutions", "Engineering Excellence",
"Operational Excellence" and "Putting
Customers First"
• Reducing new business and potential
deferred capacity spend
• Implementing “Productivity
Improvement Cost Reduction” program
• Executing credit and collections
initiatives
Intelligently reduce costs while maintaining superior operations
• Optimizing the Exelon governance structure to drive efficiency, accountability, and costs
• Driving a consistent focus on productivity throughout the operating companies
• Executing rapid resourcing of Exelon’s $3.5B+ in external spend
• Reviewing and reducing discretionary spend (consulting, travel, etc.)
• Improving Exelon’s financial systems, contributing to improved staff productivity

Exelon

ComEd
An Exelon Company

PECO

Exelon
Generation

ComEd
An Exelon Company

PECO

Exelon
Generation

~1%
(2)
$1,050
$1,100
~3%
(2)
$700
$750
~3% ~4% 2009-2013 CAGR
$4,500 $2,750 2009E
$4,500 $2,700 2008A
Exelon
(3)
O&M Expense
(1)
($ in Millions)
O&M and CapEx Expectations
($ in Millions)
~1%
(5)
$850
$950
~4%
$400
$400
Exelon
(3)
~3% ~9% ~(3%) 2009-2013 CAGR
(4)
$3,300 $900 $1,050 2009E
$3,200 $800 $950 2008A
Nuclear
Fuel
Plant &
Other
CapEx
A combination of company-wide cost-savings initiatives and controlled spending will offset inflationary pressures and rising pension and retiree health and welfare costs
(1) Reflects Operating O&M data and excludes Decommissioning impact.
(2) For ComEd and PECO, O&M excludes energy efficiency spend recoverable under a rider. 2009-2013 Compound Annual Growth Rate (CAGR) would be ~3% for
ComEd and ~4% for PECO if spend were included.
(3) Includes eliminations and other corporate entities.
(4) Subject to change based upon proposed NRG acquisition.
(5)    ComEd CAGR assumes New Business expenditures remain at current levels; only includes pilot program implementation of automated metering infrastructure (AMI)
and does not include full scale Smart Grid implementation.

2009 Pension and OPEB Expense and
Contributions
Cash Contributions
$0
$50
$100
$150
$200
$250
Pension OPEB
Pre-Tax Expense
$0
$50
$100
$150
$200
$250
Pension OPEB
Pension and OPEB Plans Key Metrics – 12/31/08E ($ in millions)
Pension
Assets $6,650
Obligations $10,800
2009E
2008
$85
$200
$160
$225
$80
$175
$163
$155
2009E
2008
(1)  Excludes settlement charges.
(2) Management has not yet made a definitive decision regarding its 2009 pension contributions and may make additional discretionary contributions based upon final interpretations of the Worker, Retiree and Employer Recovery Act of 2008.
(3) Management has not yet made a definitive decision regarding its 2009 OPEB contributions.  Approximately $100 million of the estimated 2009 OPEB contributions is discretionary.  Contributions shown above include contributions paid out of corporate assets.
Note: OPEB = other postretirement benefits; EROA = expected return on assets
(1)
(2) (3)
OPEB
Assets $1,200
Obligations $3,500
Key Metrics
2008 asset return -26%
12/31/08 discount rate 6.09%
L-T EROA 8.50%

Potential Variability in Future Pension
Expense and Contributions
$700
$3,730
74%
$300 $130
$4,190
64%
$260 6.09% for 2009
6.19% for 2010
6.26% for 2011
8.5% in 2009-2011 A- Asset returns at long-term rate
Unfunded balance – end of year
ERISA funded percentage (1)
$1,175
$4,735
64%
$320 $960
$5,570
61%
$285 6.09% for 2009
6.19% for 2010
6.26% for 2011
-15% in 2009
-3% in 2010
8.5% in 2011
D- 2 years of low asset returns
Unfunded balance – end of year
ERISA funded percentage (1)
$1,020
$4,510
66%
$330 $205
$5,210
60%
$275 6.09% for 2009
6.19% for 2010
6.26% for 2011
0% in 2009
0% in 2010
8.5% in 2011
C- Equity recovery in 2 years
Unfunded balance – end of year
ERISA funded percentage (1)
$640
$2,770
74%
$270 $155
$3,525
64%
$220 6.09% for 2009
7.00% for 2010
7.00% for 2011
0% in 2009
15% in 2010
15% in 2011
B- Equity recovery
Unfunded balance – end of year
ERISA funded percentage (1)
Required
contribution (2)
Pre-tax
expense
Required
contribution (2)
Pre-tax
expense
Discount Rate Actual Asset
Returns
2011 2010 Assumptions Illustrative Scenario
(1)  The net funded percentage (used to amortize future contribution requirements) at the end of 2010 is 60%, 60%, 60% and 61% under Scenarios A-D, respectively.
(2)  The contributions shown above include estimated pension contributions required under ERISA and the Pension Protection Act of 2006, as well as certain discretionary contributions necessary to avoid benefit restrictions. Exelon also expects to make payments related to its non-qualified plans of approximately $22 million and $9 million in 2010 and 2011, respectively.  Contributions reflect the impact of electing the option to smooth asset returns provided under the Worker, Retiree and Employer Recovery Act of 2008.
Note: Slide provided for illustrative purposes and not intended to represent a forecast of future outcomes. Assumes 20% overall capitalization rate of pension and OPEB costs.
Other Postretirement Benefits (OPEB)
2010 Expense:
Exelon estimates pre-tax 2010 OPEB expense of ~$220 million, $200 million, $235 million and $260 million under Scenarios A-D, respectively.
2010 Contributions:
Exelon estimates roughly $150 million of contributions to its OPEB plans in 2010, which is subject to change.
($ in Millions)

2009 Projected Sources and Uses of Cash
$1,050 $800 $350 $250 Cash Available before Dividend
100 0 350 0 Other
(400) 0 (150) 0 Net Financing (excluding Dividend):
(2)
250 0 250 0 Planned Debt Issuances
Net Financing (excluding Dividend):
(2)
(750) 0 (750) 0 Planned Debt Retirements
(3)
$4,750 $2,750 $900 $1,100 Cash Flow from Operations
(1)
(3,300) (1,950) (400) (850) Capital Expenditures
$1,400 Dividend
(4)
Exelon
(5) ($ in Millions)
Numbers are rounded and may not add.
(1) Cash Flow from Operations = Primarily includes net cash flows provided by operating activities, excluding counterparty collateral activity, and including net cash flows used in investing activities other than capital expenditures.
(2) Net Financing (excluding Dividend) = Net cash flows used in financing activities excluding dividends paid on common and preferred stock.
(3) Planned Debt Retirements are $17M, $728M, and $12M for ComEd, PECO, and ExGen, respectively.  Includes securitized debt.
(4) Assumes 2009 Dividend of $2.10 per share. Dividends are subject to declaration by the board of directors.
(5) Includes cash flow activity from Holding Company, eliminations, and other corporate entities.

Exelon

	ComEd An Exelon Company	PECO	Exelon Generation

Sufficient Liquidity
(1)  Excludes previous commitment from Lehman Brothers Bank.
(2)  Available Capacity Under Facilities represents the unused bank commitments under the borrower’s credit agreements net of outstanding letters of credit.  The amount of commercial paper outstanding does not reduce the available capacity under the credit agreements.
(3)  Includes cash flow activity from Holding Company, eliminations, and other corporate entities.
(150) -- -- (150) Outstanding Facility Draws
(325) (124) (55) (141) Outstanding Letters of Credit
$7,317 $4,834 $574 $952 Aggregate Bank Commitments
(1)
6,842 4,710 519 661 Available Capacity Under Facility
(2)
(110) -- -- -- Outstanding Commercial Paper
$6,732 $4,710 $519 $661
Available Capacity Less Outstanding
Commercial Paper
Exelon
(3)
($ in Millions)
We have minimal commercial paper outstanding and our bank facilities are largely untapped
Available Capacity Under Bank Facilities as of February 27, 2009

Large and Diverse Bank Group
Exelon has a large and diverse bank group with over $7.3 billion in aggregate credit facility commitments – 23 banks committed to the facilities with each bank having less than 10% of the aggregate commitments at Exelon
• Bank of America, N.A. / Merrill Lynch USA
(2)
• The Royal Bank of Scotland PLC (RBS)
• Barclays Bank PLC
• JP Morgan Chase Bank, N.A.
• The Bank of Nova Scotia (Scotia)
• Wachovia Bank, N.A.
• Citibank, N.A.
• Commerzbank AG
• BNP Paribas
• Deutsche Bank AG, New York Branch
• Credit Suisse, Cayman Islands Branch
• Morgan Stanley Bank
• UBS Loan Finance LLC
• The Bank of New York / Mellon Bank, N.A.
• Mizuho Corporate Bank, LTD
• Goldman Sachs
(3)
• The Bank of Tokyo-Mitsubishi UFJ, LTD
• KeyBank N.A.
• U.S. Bank, N.A.
• SunTrust Bank
• The Northern Trust Company
• Malayan Banking Berhad (May Bank)
• National City Bank
(1) As of February 27, 2009.
(2) Assumes that Bank of America assumes Merrill Lynch’s previous commitment.
(3) Includes funding commitments by Williams Street Commitment Corporation, Williams Street Credit Corporation, Goldman Sachs Credit Partners, L.P.
Banks Committed to Exelon’s Facilities
(1)

$0
$150
$300
$450
$600
$750
2009 2010 2011 2012 2013
Exelon Corp Exelon Generation ComEd PECO
2009-2013 Debt Maturities
Note: Balances shown exclude securitized debt and includes capital leases.
Minimal debt maturities before 2011
$29 M
Total
$615 M
Total
$1,800 M
Total
$827 M
Total
$554 M
Total

Factors Impacting 2011 Earnings Outlook
PJM W-Hub ATC Price:
+/- $5/MWh       +/- $0.25
ComEd ROE:
+/- 0.5%     +/- $0.03
2011 EPS
Sensitivities
Volatility Risk Factors
NI-Hub ATC Price:
+/- $5/MWh       +/- $0.25
PECO ROE:
+/- 0.5%          +/- $0.02
O&M CAGR:
+/- 1%            +/- $0.10
Uranium Prices:
+/- $25/lb    +/- $0.01
ExGen
Revenue
PECO
ROE
ComEd
ROE
O&M
Expense
Nuclear
Fuel
Medium
• PECO rate making expectation is ~9-11.5% ROE for 2011
• Achieving expected ROE depends on future rate case results
High
• Generally, hedges are executed on a ratable basis over 3
years.  The position is physically well hedged in the prompt year (2009) and significantly open in the outer year (2011).
Medium
• ComEd expectation is ~9-10% ROE for 2011
• Achieving expected ROE depends on future rate case results
Low-Medium
• Company-wide cost savings initiative
• Inflationary pressures and rising pension & post-
retirement costs
Low
• 100% physically contracted in 2011 with modest contractual price inflators/deflators
2011 Earnings Outlook will be impacted by changes in future commodities and forward power prices

$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2001 2002 2003 2004 2005 2006 2007 2008 2009E
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
Cash flow from operations Annual cash dividend / share
Stable Cash Flows and Commitment to
Value Return
(1) Cash Flows from Operations primarily include net cash flows provided by operating activities, excluding counterparty collateral activity, and including net cash flows used in investing activities other than capital expenditures.  Cash Flows from Operations in 2005 reflect discretionary aggregate pension contributions of $2 billion.
(2) Dividend Yield was calculated as (Annual Dividend Paid / Average Daily Closing Share Price)
Exelon produces strong and consistent cash flows and continues to honor its commitment to return value to shareholders
Strong and consistent
cash flows from
operations
(1)
Over 12% compound
annual dividend growth
rate since 2001
Sustainable Value
Dividend Yield 1.58%        1.76%       1.68%        2.66%        3.24%        2.77%        2.40%        2.75%       3.91%
(2)

Value Return Framework
Less
Equals
Maintenance Capital and Committed Dividends
Free Cash Flow before Dividends and CapEx
Strengthen Balance Sheet /
Increase Financial Flexibility
Invest in Growth
Available Cash and Balance Sheet Capacity
(1)
Return Value via
Share Repurchases,
Dividends
Monetize
We evaluate value return on an annual basis
(1) Exelon on a standalone basis targets a FFO/Debt Ratio of 20-30%.

Implementing Exelon’s Low-Carbon
Strategy
• Voluntary commitment: 8% reduction in GHG by YE2008 (from 2001)
– Achieved greater than 30% reduction
• Initiatives included:
– Closed older, inefficient fossil-fueled power plants;
– Incorporated emissions and their potential cost into its business analyses;
– Reduced leakage of SF6 and methane;
– Increased use of renewable energy; and
– Internal energy efficiency initiatives
• Validating goal achievement with EPA in Q1 2009
EPA Climate Leaders (2001 – 2008)
• Reduce, offset or displace >15 million metric tons of GHG emissions (M MT CO2e)
per year by 2020
– Reduce or offset Exelon’s carbon footprint (Potential:  ~5M MT C02e)
– Help our customers/communities reduce their emissions (Potential: >3.5M MT C02e)
– Offer more low-carbon electricity in the marketplace (Potential: up to 12.5M MT C02e)
Exelon 2020: A Low Carbon Roadmap (2008 – 2020)

Increased our portfolio of PPAs for renewable generation by over 200 MW in 2008
Advancing nuclear power uprate projects totaling 350 MW by 2013
Exelon 2020 Update
Offer more low
carbon electricity in
the marketplace
Help our customers
and the communities
we serve reduce their
GHG emissions
Reduce or offset our
footprint by greening
our operations
Reduce, offset or displace more than 15 million metric tons
of GHG emissions per year by 2020
Implemented improvements that reduce building energy consumption 11% toward our 25%
goal
Increased utilization of hybrid vehicles and introduced new vehicle guidelines to enhance fuel efficiency and reduce emissions
Launched comprehensive program to green the supply chain, including Carbon Disclosure
Project Supply Chain survey and Electric Utility Industry Sustainable Supply Chain Alliance
Recycled/reused >30 million pounds of scrap metal, meters and transformers, along with
>0.7 million gallons of oil in 2008
Introduced portfolio of department and employee initiatives
Introduced suite of new energy efficiency programs
ComEd Smart Ideas: Programs for residential and commercial customers which will save in excess of 166,000 MWhs in the first year
PECO: Planning underway to reduce consumption by 3% and peak load by 4.5% by 2013
Investing in smart grid technology and new pricing programs – ComEd is preparing for the
2009 AMI pilot launch for 100,000 customers
Expanding green products, e.g. Green-e certified renewable energy credits (RECs), Emission
Free Energy Certificates
Conducting comprehensive customer education and outreach around energy efficiency
3
2
1

Recognized Environmental Leadership
• Named for the third consecutive year to the Dow Jones
Sustainability Index - North America
• Named to Carbon Disclosure Leadership Index of the
Carbon Disclosure Project for the fourth consecutive year
• Named an Electric Sector Sustainability Leader, Silver
Class in PwC/SAM’s “The Sustainability Yearbook 2008”
• Signatory to the Ceres/Investor Network on Climate Risk and the Global
Roundtable on Climate Change statements
• Member of the United States Climate Action Partnership (USCAP), Pew
Center on Global Climate Change’s Business Environmental Leadership
Council, and Ceres
• Environmental Management Systems (EMS) at over 80% of Exelon’s operating sites/organizations are ISO 14001 certified
• Three Exelon facilities have obtained Leadership in Energy and Environmental
Design (LEED
®
) certification by the U.S. Green Building Council; other
facilities are pursuing certification

Exelon’s Strategic Direction
• Deliver superior operating performance
– Assure safety at all times
– Keep the lights on
– Maintain nuclear excellence
– Enhance environmental performance
• Advance competitive markets
– Support the continued improvement of
competitive wholesale markets
– Provide reliable, affordable, low-carbon products
to customers
– Build economic new generation
• Exercise financial discipline and maintain
financial flexibility
– Maintain adequate liquidity and ensure
investment grade credit rating
– Hedge market risk appropriately
– Focus on value, deploy our capital wisely
• Build healthy, self-sustaining delivery
companies
– Pursue fair regulatory treatment and improved
financial health for ComEd
– Manage PECO’s 2011 transition to market
• Drive the organization to the next level of
performance
– Continuously improve productivity
– Insist on accountability for results and values
– Foster positive employee relations
– Identify, develop and retain key and diverse talent
• Adapt and advance Exelon 2020
– Reduce or offset our carbon footprint
– Help our customers reduce their GHG emissions
– Offer more low-carbon electricity
• Rigorously evaluate and pursue growth
opportunities and advancements in clean
technology
– Aggressively pursue ‘smart grid’ opportunities
– Capture value from emerging renewable
technologies
• Build the premier, enduring competitive
generation company
– Increase our scope and scale to succeed
throughout industry cycles
– Adapt the generation portfolio to a changing
marketplace
+
Protect Today’s Value
Grow Long-Term Value

24

Exelon Generation 2009 EPS Contribution
Generation’s 2009 earnings holding up well despite difficult economic environment
(1)  Estimated contribution to Exelon’s operating earnings guidance.
(2)  Primarily reflects uranium settlements and option gains reported in 2Q08.
($0.20)
($0.05)
$0.09
RNF
O&M
Other
Depreciation
($0.05)
$ / Share
Key Items:
Pension & OPEB             ($0.09)
Inflation                             ($0.07)
Cost Efficiency Initiative      $0.06
Nuclear Outages          $0.04
2008A 2009E (1)
$3.10 – $3.35
$3.46
Key Items:
Discrete 2008 Gains (2) ($0.16)
Nuclear Fuel Expense ($0.08)
Market/Portfolio
Position/Generation $0.04

Exelon Generation
• Large, low-cost, low-emissions,
exceptionally well-run nuclear fleet
• Complementary and flexible fossil and
hydro fleet
• Potential Carbon legislation
• Well positioned to capture improving
power market fundamentals
• End of below-market contract in
Pennsylvania beginning 2011
Value Proposition
• Continue to focus on operating excellence,
cost management, and market discipline
• Support competitive markets
• Execute on power and fuel hedging
programs
• Pursue nuclear & hydro plant relicensing
and strategic investment in material
condition
• Maintain industry-leading talent
Protect Value
• Pursue potential for nuclear plant uprates
• Rigorously evaluate generation
development opportunities
• Capture increased value of low-carbon
generation portfolio
Grow Value
Exelon Generation is the premier unregulated generation company – positioned to capture market opportunities and manage risk

Basics of Business Unchanged
$10.00
$12.00
$14.00
$16.00
$18.00
$20.00
2003 2004 2005 2006 2007 2008
Exelon Industry
Industry leader in Production Cost
Nuclear Annual Average Production Cost ($/MWhr)
Petroleum
Gas
Coal
Nuclear
U.S. Electricity Production Costs (2000-2007)
(1)
(1) In 2007 Cents/kWh.  Source Global Energy Decisions May 2008;  Production Costs = Operations and Maintenance + Fuel Costs
10.26
6.78
2.47
1.76
0.0
2.0
4.0
6.0
8.0
10.0
12.0
2003 2004 2005 2006 2007

Lowest Cost Nuclear Fleet Operator
Among major nuclear plant fleet operators, Exelon is consistently the lowest-cost producer of electricity in the nation
1   Quartile
2    Quartile 3   Quartile 4   Quartile
2006-2007 Average Production Cost
for Major Nuclear Operators
(1)
Average
(1) Source: 2007 Electric Utility Cost Group (EUCG) survey. Includes Fuel Cost plus Direct O&M divided by net generation.
st
nd rd th

Effectively Managing Nuclear Fuel Costs
Components of Fuel Expense in 2008
Projected Total Nuclear Fuel Spend Projected Exelon Average Uranium Cost vs. Market
Projected Exelon Uranium Demand
Note: At Ownership.  Excludes costs reimbursed under the settlement agreement with the DOE.
2008 – 2011: 100% hedged in volume
2012: ~80% hedged in volume
2013: ~70% hedged in volume
All charts exclude Salem
0.0
2.0
4.0
6.0
8.0
10.0
2008 2009 2010 2011 2012 2013
Enrichment
38%
Fabrication
17%
Nuclear Waste
Fund
22%
Tax/Interest
1%
Conversion
3%
Uranium
19%
0
200
400
600
800
1,000
1,200
1,400
2008 2009 2010 2011 2012 2013
Nuclear Fuel Expense (Amortization + Spent Fuel)
Nuclear Fuel Capex
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2008 2009 2010 2011 2012 2013
Exelon Average Reload Price Projected Market Price (Spot)

$ / lb
9/1/02
3/1/03
9/1/03
3/1/04
9/1/04
3/1/05
9/1/05
3/1/06
9/1/06
3/1/07
9/1/07
3/1/08
9/1/08

$ / lb
7/27/07
9/27/07
11/27/07
1/27/08
3/27/08
5/27/08
7/27/08
9/27/08
11/27/08
1/27/09

Uranium Price Volatility
Long-term Uranium Price Trend
Long-term equilibrium price expected to be $40-$60/lb
Eighteen-Month Uranium Price
Trend
Long-term Uranium Price Trend
Spring 2003
McArthur River
flood
December 2003
GNSS/Tenex
termination;
ConverDyn UF6 release
and shutdown
Early 2004
ERA / Ranger
water problems
Early 2006
First Cigar Lake flood;
Cyclone Monica halts
ERA /  Ranger
operations for
approximately two
weeks
October 2006
Second Cigar
Lake flood
March 2007
ERA / Ranger flooding
(cyclone George)
0
20
40
60
80
100
120
140
160
0
20
40
60
80
100
120
140

2000
2001
2002
2003
2004
2005
2006
2007
2008

Percent
EXC (17)
CEG (5)
PGN (5)
ETR (11)
SO (6)
D (7)
FPL (6)
TVA (5)
NMC (6)
DUK (7)
Non-Fleet Operated (21)
FE (4)

World-Class Nuclear Operator
Average Capacity Factor
Sources: Platt’s, Nuclear News, Nuclear Energy Institute and Energy Information Administration (Department of Energy).
65
70
75
80
85
90
95
100
Operator (# of Reactors)
Range 5-Year Average
Range of Fleet 2-Yr Avg Capacity Factor (2003-2007)
EXC 93.5%
Sustained production excellence
80%
85%
90%
95%
100%
Exelon Industry

Exelon Generation

Days

'000 GWh
# of Refueling Outages

Impact of Refueling Outages
125
127
129
131
133
135
137
139
141
143
145
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
7
8
9
10
11
12
13
Note: Data includes Salem. Net nuclear generation data based on ownership interest
• 18 or 24 months
• Duration: ~24 days
Nuclear Refueling Cycle
• Reflects extended steam generator
replacement outage
• Based on the refueling cycle, we will
conduct 10 refueling outages in 2009,
versus 12 in 2008
2009 Refueling Outage Impact
Refueling Outage Duration
Nuclear Output
Actual
Target
• 2008 reflects Salem’s extended
steam generator replacement outage
• 2008 average outage duration is 24
days without Salem
2008 Refueling Outage Impact
0
10
20
30
40
50
60
2004 2005 2006 2007 2008
Exelon w/ Salem
Industry w/o Exelon

Total Portfolio Characteristics
106,385
99,800
23,686
18,900
13,900
40,900
40,966
5,137
0
50,000
100,000
150,000
200,000
2008A 2009E
ComEd Swap
IL Auction
PECO Load
Actual Forward Hedges & Open Position
Expected Total Supply
(GWh)
Expected Total Sales
(GWh)
91,595 91,600
47,747
47,300
30,300 29,449
7,383
4,300
0
50,000
100,000
150,000
200,000
2008A 2009E
Forward / Spot Purchases
Fossil & Hydro
Mid-Atlantic Nuclear
Midwest Nuclear
176,174
176,174
173,500
173,500
(1)
(1) Includes supply from fossil and hydroelectric generation under Exelon Generation’s long-term power purchase agreements (PPAs).

Hedging Targets
(1) Percent financially hedged is our estimate of the gross margin that is hedged at a 95% confidence level given the current assessment of market volatility.  The formula is the gross margin at the 5  percentile / expected gross margin.
Power Team utilizes various products and
channels to market in order to optimize
Exelon Generation’s earnings:
• Block product sales in power
• Options in power and natural gas
• Full requirements sales via retail channel and
wholesale load procurement processes
• Supplement the portfolio with structured
transactions
• Use physical and financial fuel products to
manage variability in fossil generation output
Target Ranges
90% - 98% 70% - 90% 60% - 80%
>90%
Current Position
~90%
Near top end of
range
Prompt Year
(2009)
Second Year
(2010)
Third Year
(2011)
Financial Hedging Range
(1)
Flexibility in our targeted financial hedge ranges allows us to be opportunistic while mitigating downside risk
Financial hedge ratios reflect a range of
revenue net fuel based on observed
market prices and volatility
• Generally, hedges are executed on a ratable
basis over a three-year window; therefore, the
position is well hedged in the prompt year and
significantly open in the outer years
• Utilize options to hedge risk and preserve
upside
How to Calculate a Financial Hedge Ratio:
Gross Margin @ the 5  percentile Financial
Expected Gross Margin               Hedge Ratio
=
th
th

Exelon Generation Has Limited
Counterparty Exposure
Net Exposure After Credit Collateral
(1)
(in millions)
Investment grade
$1,113
Non-investment grade 3
No external ratings 27
Total $1,143
(1) As of December 31, 2008.  Does not include credit risk exposure from uranium procurement contracts or exposure through Regional Transmission Organizations,
Independent System Operators and New York Mercantile Exchange and Intercontinental Exchange commodity exchanges.  Additionally, does not include receivables related to the supplier forward agreements with ComEd and the PPA with PECO.
Exelon Generation transacts with a diverse group of counterparties, predominantly all investment grade, and has ample liquidity to support its operations
Exelon Generation – Sufficient Liquidity
Aggregate credit facility commitments of $4.8
billion that largely extend through 2012 – $4.7
billion available as of February 27, 2009
Strong balance sheet – A3/BBB/BBB+ Senior
Unsecured Rating
Net Exposure by Type of Counterparty
(1)
Coal
Producers
1%
Financial Institutions
34%
Investor-Owned Utilities,
Marketers, and
Power Producers
62%
Other
3%

Reserve Margin

Henry Hub (Nom$/MMBtu)

Increase in ExGen's Pre-tax Income ($M)
Increase in ATC Price ($/MWh)

Long-Term Natural Gas Price
Forecasts Remain High
Reserve Margins Declining
Market Dynamics
Carbon Credit ($/Tonne)
Carbon Legislation Progressing
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
0 5 10 15 20 25 30 35 40 45
0
5
10
15
20
25
30
PJM-East
ERCOT
NI-Hub
PJM West
(1) As of 2/13/2009
Europe Carbon-Trading
2012: $11-13/tonne
Bingaman-Specter
2012: $12/tonne
EIA Carbon Case
2010: $31/tonne
Lieberman-Warner
Possible $20 to $40/tonne
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
2008 2009 2010 2011 2012 2013
NYMEX
(1)
$3
$4
$5
$6
$7
$8
$9
$10
$11
2008 2010 2012 2014 2016 2018 2020
Various
3
rd
party
estimates

Long-Term Investment Thesis
Power Market Fundamentals
Reserve Margins
Capacity Prices
Construction Costs
Demand Trends
Demand Profile Changes
Off-Peak Usage
Commodities
Natural Gas
Coal
Environmental Position
Carbon
SO2, NOX
Mercury
Exelon Generation’s long-term value is driven by having well-run nuclear assets located in competitive markets, supported by positive market dynamics
Lowest-cost,
low-emissions
nuclear fleet

Exelon Energy
• Provides another channel to market to
execute Power Team’s hedging strategy
• Exelon Energy aggregate load profile complements
generation portfolio
• Provides long-term sales to creditworthy customers,
reducing price and earnings risk
• Vehicle for Exelon Generation to advocate
for competitive markets
• Provides customer benefits from competitively priced
energy offerings
• Direct access to customers
• Provides market intelligence: trends in demand,
expectations for product and services
• Channel to offer products that support Exelon 2020
Plan and demand reduction related programs
• Renewable Energy Credit (REC) sales
• Low Carbon Energy (Generation Attribute
Tracking System (GATS) tracking and transfer of
nuclear energy attributes)
• Demand Side Management Programs
• Growth vehicle in target regions as Exelon
Generation footprint expands
• Planned expansion into Pennsylvania market will
provide another channel to market when PECO
purchase power agreement (PPA) ends in 2011
Exelon Energy supplies a wide range of energy and natural gas products directly to industrial and commercial customers in Illinois, Michigan and Ohio.  Exelon Energy leverages broad experience in wholesale markets, providing a key element to executing Exelon’s Strategic Direction.
Exelon Energy

Reliability Pricing Model Auction
PJM RPM Auction ($/MW-day)
(1)  All values are approximate and not inclusive of wholesale transactions.
(2) All capacity values are in installed capacity terms (summer ratings) located in the areas.
(3)  EMAAC obligation consists of load obligations from PECO and BGS. The PPL obligation begins January 2010 and ends December 2010.
(4) Removing State Line from the supply in October 2007 reduces this by 515 MW.
(5) 08/09 Capacity supply decreased due to roll-off of several PPAs.
(6) In 09/10, obligation is reduced due to roll-off of part of ComEd auction load obligation in
May 2009.
(7) MAAC = Mid-Atlantic Area Council; APS = Allegheny Power System.
(8) PECO PPA expires December 2010.
2007 / 2008 2008 / 2009 2009 / 2010 2010 / 2011 2011/2012
in MW
Capacity (2) Obligation Capacity (2) Obligation Capacity (2) Obligation Capacity (2) Obligation Capacity (2) Obligation
RTO
16,000
(4)
6,600-
6,800
14,500
(5)
6,600-
6,800
12,700
4,750-
4,950
(6)
12,700 0 23,200 0
Eastern MAAC 9,500
9,500-
9,800
(3)
9,500
9,550-
9,850
(3)
9,500
9,750-
9,950
(3)
MAAC + APS (7) 1,500 0
MAAC
11,000
9,300-
9,500
(3)(8)
Exelon Generation Participation within PJM Reliability Pricing Model
(1)
40.80
197.67
148.80
111.92
191.32 191.32
102.04
174.29
174.29
110.00
RTO Eastern MAAC MAAC + APS MAAC
2007/2008
2008/2009
2009/2010
2010/2011
2011/2012

$0
$20
$40
$60
$80
$100
$120
2008 Auction 2009 Auction
Full Requirements Cost
ATC Forward Energy Price
NJ BGS Auction Results (2008 – 2009)
$111.50/MWh
(36 month price)
$103.72/MWh
(36 month price)
~$42
~$48
$69.50
-$71
$55.50
-$57.25
• The results shown are for PSE&G
• “ATC Forward Energy Price” represents the range of forward market prices that traded during the 2008 and 2009 Auctions
Full Requirements Costs Auction Results
Load Shape &
Ancillary Services
$10.00
Capacity
$16.00
Transmission &
Congestion
$16.00
Renewable
Energy
$3.00
Migration &
Volumetric
Risk & Other
$3.00
Note: BGS = Basic Generation Service

Current Market Prices
8.28
6.32
6.98
43.87
13.04
66.38 (4)
6.74 (4)
60.87 (3)
59.68 (2)
41.42 (2)
51.07 (2)
2006 (1)
7.80
6.65
7.68
47.54
9.67
69.72 (4)
6.74 (4)
59.44 (3)
66.72 (2)
45.47 (2)
59.76 (2)
2007 (1)
7.42
5.57
6.97
105.36
12.17
104.97 (4)
8.85 (4)
73.36 (3)
80.56 (2)
49.00 (2)
68.52 (2)
2008 (1)
7.44
6.70
8.15
61.80
10.66
46.39
4.71
38.56
48.98
30.63
45.08
2009 (5)
7.46
5.30
7.23
65.51
12.45
55.79
6.08
51.03
56.69
31.64
50.35
2010 (6)
7.65
5.63
7.12
67.51
13.71
60.63
6.69
57.52
61.58
36.93
54.18
2011 (6) Units 2012 (6)
PRICES (as of February 27, 2009)
PJM West Hub ATC ($/MWh) 56.40
PJM NiHub ATC ($/MWh) 41.51
NEPOOL MASS Hub ATC ($/MWh) 63.56
ERCOT North On-Peak ($/MWh) 60.13
Henry Hub Natural Gas ($/MMBTU) 6.88
WTI Crude Oil ($/bbl) 64.12
PRB 8800 ($/Ton) 14.60
NAPP 3.0 ($/Ton) 67.50
ATC HEAT RATES (as of February 27, 2009)
PJM West Hub / Tetco M3 (MMBTU/MWh) 7.22
PJM NiHub / Chicago City Gate (MMBTU/MWh) 6.15
ERCOT North / Houston Ship Channel (MMBTU/MWh) 7.68
(1)  2006, 2007 and 2008 are actual settled prices.
(2)  Real Time LMP (Locational Marginal Price).
(3)  Next day over-the-counter market.
(4)  Average NYMEX settled prices.
(5)  2009 information is a combination of actual prices through February 27, 2009 and market prices for the balance of the year.
(6)  2010, 2011 and 2012 are forward market prices as of February 27, 2009.

Exelon Generation

$ / MMBtu

$/Ton

$ / MWhr

$/MWhr

Market Price Snapshot
20
30
40
50
60
70
80
2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09
35
45
55
65
75
85
95
105
2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09
50
60
70
80
90
100
110
120
130
140
150
2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09
5.5
6.5
7.5
8.5
9.5
10.5
11.5
2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak Forward Prices
PJM-West and Ni-Hub Wrap Forward Prices
2010
2011
Rolling 12 months, as of February 27, 2009. Source: OTC quotes and electronic trading system. Quotes are daily.
Forward NYMEX Coal
$6.08
$6.69
2010
2011
$57.75
$62.25
2010 Ni-Hub
2011 Ni-Hub
2011 PJM-West
2010 PJM-West
2010 Ni-Hub
2011 Ni-Hub
2011 PJM-West
2010 PJM-West
$58.28
$63.04
$39.75
$29.25
$46.46
$24.52
$45.75
$43.39

Exelon Generation

$ / MMBtu

$ / MWhr

MMBtu / MWhr

$ / MWhr

Market Price Snapshot
7
8
9
10
11
12
13
14
15
16
17
2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09
8
8.2
8.4
8.6
8.8
9
9.2
9.4
9.6
9.8
10
2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09
50
55
60
65
70
75
80
85
90
95
2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09
5.5
6.5
7.5
8.5
9.5
10.5
11.5
2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09
2011
2010
2010
2011
2010
2011
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North On-Peak Forward Prices
ERCOT North On-Peak v. Houston Ship Channel
Implied Heat Rate
2010
2011
ERCOT North On Peak Spark Spread
Assumes a 7.2 Heat Rate, $1.50 O&M, and $.15 adder
$5.69
$6.32
$57.52
$51.03
$8.97
$9.11
$7.47
$9.46
Rolling 12 months, as of February 27, 2009. Source: OTC quotes and electronic trading system. Quotes are daily.

Exelon Nuclear Fleet Overview
Fleet also includes 4 shutdown units:  Peach Bottom 1, Dresden 1, Zion 1 & 2.
(1) Capacity based on ownership interest.
Average in-service time = 28 years
2011
42.59% Exelon,
57.41% PSEG
2016, 2020 503, 491
(1)
W PWR 2 Salem, NJ
Life of plant capacity 100%
2014; renewal filed
2008
837 B&W PWR 1 TMI-1, PA
Dry cask 100%
2009; renewal filed
2005
625 GE BWR 1 Oyster Creek, NJ
Dry cask
50% Exelon, 50%
PSEG
Renewed: 2033,
2034
570, 570
(1)
GE BWR 2 Peach Bottom, PA
Dry cask
75% Exelon, 25% Mid-
American Holdings
Renewed: 2032 650, 653
(1)
GE BWR 2 Quad Cities, IL
Dry cask 100%
Renewed: 2029,
2031
869, 871 GE BWR 2 Dresden, IL
2010 100% 2022, 2023 1138, 1150 GE BWR 2 LaSalle, IL
Dry cask 100% 2024, 2029 1149, 1146 GE BWR 2 Limerick, PA
2018
2011
2013
Spent Fuel Storage/
Date to lose full core
discharge capacity
GE
W
W
Vendor
BWR
PWR
PWR
Type
1
2
2
Units
100% 2026 1065 Clinton, IL
100% 2024, 2026 1183, 1153 Byron, IL
100% 2026, 2027 1194, 1166 Braidwood, IL
Ownership
License
Expiration /
Status
Net Annual
Mean Rating
MW 2008 Plant, Location

45

ComEd 2009 EPS Contribution
(1) Estimated contribution to Exelon’s operating earnings guidance.
(2) Disallowances recorded in September 2008 in connection with the Illinois Commerce Commission (ICC) order in ComEd’s distribution rate case.
ComEd’s operating earnings are expected to increase in 2009 primarily due to continued execution of its Regulatory Recovery Plan
2008A
RNF
O&M
Depreciation /
Amortization
Interest
Expense
$0.45 - $0.55
$0.33
$0.20
$0.01
($0.04)
2009E (1)
Key Items:
Cost Efficiency Initiative $0.08
Rate Case Disallowance (2) $0.02
Storms $0.02
Energy Efficiency ($0.04)
Pension & OPEB ($0.04)
Inflation ($0.03)
$ / Share
Key Items:
Distribution Rates            $0.17
Energy Efficiency             $0.04
Weather                            $0.01
Load Growth ($0.02)
($0.00)
$0.03
Other

ComEd Load Growth Trends
Weather-Normalized Load Growth
ComEd Customer Usage by Revenue Class
Key Economic Indicators
Top 380 Customer Usage by Segment
Other
2%
Residential
31%
Small C&I
36%
380 Large
C&I
18%
Other Large
C&I
13%
3% Leisure & Hospitality
9% Trade, Transportation & Utilities
11% Finance, Professional &
Business Services
12% Health & Educational Services
13% Government
52% Manufacturing
Chicago U.S.
Unemployment rate (1) 7.1% 7.6%
4   Qtr ‘08 annualized growth in
gross domestic/metro product (2) (7.0%) (6.2%)
12/08 Home price index (3)   (14.3%)     (18.5%)
(1)  Source: Illinois Dept. of Employment Security (Dec08) and U.S. Dept. of Labor (Jan09)
(2)  Source: Moody’s Economy.com
(3)  Source: S&P Case-Shiller Index
Q4 2008 FY 2008 2009E
Customer Growth 0.1% 0.5% 0.2%
Average Use-Per-Customer (0.6%) 0.0% (0.8%)
Total Residential (0.5%) 0.5% (0.6%)
Small C&I (2.9%) (0.3%) (0.8%)
Large C&I (1.0%) (0.4%) (2.1%)
All Customer Classes (1.6%) (0.1%) (1.1%)
Note: C&I = Commercial & Industrial
th

6.1
2.0
6.9
6.4
2.0
2.1
Transmission
Distribution
ComEd – Moving Forward
Executing Regulatory
Recovery Plan
~9 – 10%
~ 45%
~7.3 – 8.8%
~ 46%
ROE
Equity (1)
~5.0 – 6.0%
~ 45%
8.1
8.4
9.0
2008 2009E 2011
(Illustrative) (2)
Average Annual Rate Base
(1)
($ in Billions)
ComEd’s earnings are expected to increase as regulatory lag is reduced over time through regular rate requests, putting ComEd on a path toward appropriate returns
(1)     Equity based on definition provided in most recent ICC distribution rate case order (book equity less goodwill). Projected book equity ratio in 2008 is 58%.
(2)    Provided solely to illustrate possible future outcomes that are based on a number of different assumptions, all of which are subject to uncertainties and should not be relied upon as a forecast of future results.
• Cost reduction and control initiatives
combined with the recent delivery service
tariff (DST) rate increase and regular
transmission rate updates
• Illinois Power Agency proposed
procurement plan for ComEd - first
procurement in Spring 2009
• Actively promoting/implementing
efficiency, renewable energy, and
demand-side management programs
• Studying future test year approach for
distribution rate filing

Illinois Power Agency Procurement Plan
• On January 7, 2009 the Illinois Commerce Commission’s Final Order was
entered
(1)
which approved, with minor modifications, the Illinois Power
Agency’s proposed procurement plan originally filed in September 2008.
• In April/May 2009 a single procurement event will be conducted to procure the remaining ComEd 2009-10 load (~29% of the total ComEd load).
Auction Contracts
Financial Swap
3/08
RFP
Jun 2007 Jun 2008 Jun 2009 Jun 2010 Jun 2011 Jun 2012 Jun 2013
NOTE: For illustrative purposes
only.  Assumes constant load profile
each year.
2009
2009
Future Procurement by Illinois Power Agency
2010
2010
2011 2012
2011
(1) Reference: ICC Docket # 08-0519
Auction Contracts
Financial Swap
3/08
RFP
Jun 2007 Jun 2008 Jun 2009 Jun 2010 Jun 2011 Jun 2012 Jun 2013
NOTE: For illustrative purposes
only.  Assumes constant load profile
each year.
2009
2009
Future Procurement by Illinois Power Agency
2010
2010
2011 2012
2011

The ICC issued a final Order in ComEd’s distribution rate case –
granting a revenue increase of $273.6 million that took effect on
September 16, 2008:
(14) 345 359 Depreciation and Amortization
$(87) 274 361 Total Revenue Increase
3   129 132 Other Revenues
(11) 987 998 O&M Expenses
(22)
10.30% ROE /
45.04% Equity
10.75% ROE /
45.11% Equity
ROE / Cap Structure
$(43) $6,694 $7,071 Rate Base
Impact on
Revenue
Increase ICC Order
ComEd
Original
Request ($ in millions)
ComEd Executing on Regulatory Recovery
Plan – 2008 Rate Case

51

PECO 2009 EPS Contribution
(1) Excludes preferred dividends
(2) Estimated Operating Earnings
PECO’s 2009 operating earnings are expected to be comparable to 2008 due to the gas distribution rate increase and lower bad debt expense, offset by higher
CTC amortization
$/Share
RNF
$0.45-$0.55 (1)
$0.49 (1)
$0.05
($0.10)
Depreciation/
Amortization
2008A 2009E (2)
Key Items:
Gas Rate Case     $0.07
Weather                   0.03
Load Growth          (0.02)
Pricing/Cust. Mix    (0.02)
Other                       (0.01)
Key Items:
Bad Debt $0.07
Cost Efficiency 0.02
Inflation/Other (0.06)
Regulatory/Post 2010 (0.01)
Pension & OPEB (0.01)
$0.01
O&M
$0.04
Interest
Expense/ Other
Key Items:
Competitive Transition
Charge (CTC) Amortization      ($0.09)
Key Items:
CTC Interest Expense/
Other                                     $0.04

PECO Load Growth Trends
Other
2%
Other Large
C&I
21%
150 Large
C&I
21%
Small C&I
22%
Residential
34%
Weather-Normalized Electric Load Growth
Q4 2008 FY 2008 2009E
Customer Growth 0.5% 0.7% 0.1%
Average Use-Per-Customer (0.9%) 1.1% (0.6%)
Total Residential (0.4%) 1.8% (0.5%)
Small C&I 0.7% (0.2%) (0.8%)
Large C&I (2.4%) 0.1% (1.9%)
All Customer Classes (1.1%) 0.6% (1.1%)
PECO Customer Usage by Revenue Class
Philadelphia U.S.
1/09 Unemployment rate (1) 6.8% 7.6%
4
th
Qtr ‘08 annualized growth in
gross domestic/metro product (2) (4.0%) (6.2%)
Key Economic Indicators
Top 150 Customer Usage by Segment
18% Health & Educational Services
19% Manufacturing
21% Petroleum
3% Retail Trade
4% Other
9% Transportation, Communication
& Utilities
13% Finance, Insurance & Real
Estate
13% Pharmaceuticals
(1)  Source: Moody’s Economy.com and U.S. Department of Labor
(2)  Source: Moody’s Economy.com

2.8
2.9
3.2
0.5
0.6
1.7
0.9
1.1
1.1
1.2
0.7
Gas
CTC
Electric Transmission
Electric Distribution
PECO – Moving Forward
Actively Engaged in Transition
~9 – 11.5% (3)
Not applicable due to
transition rate structure
Rate Making ROE
Equity ~50 – 53%
6.1
5.5
5.1
Average Annual Rate Base
(1)
($ in Billions)
2008 2009E 2011
(Illustrative) (2)
(1) Rate base as determined for rate-making purposes.
(2) Provided solely to illustrate possible future outcomes that are based on a number of different assumptions, all of which are subject to uncertainties and should not be relied upon as a forecast of future results.
(3) Assumes PECO is awarded 100% of potential requested revenue increases for rate cases filed during the planning period.
• Successful outcome of 2008 gas rate
case provides for increased gas revenues
of $76.5 million
• Next rate case(s) expected to be filed in
2010 – 2011
• Developing plans and programs to
implement energy efficiency, demand
response and smart meter provisions of
Act 129 (HB2200)
• Transitioning through an orderly structure
to market-based rates
– Working with the Governor, Legislature and
Pennsylvania Public Utility Commission
(PAPUC) for post-transition rates and
structure
– Power Procurement Plan filed 9/10/08 to
address post-transition plan beginning in
2011 along with mitigation alternatives
Pursuing a successful transition to market-based rates and regular rate case outcomes

2.63 2.63
0.48 0.48
2.41
6.00
10.75
PECO Average Electric Rates
(1) System Average Rates based upon Restructuring Settlement Rate Caps on Energy and Capacity increased from original settlement by 1.6%
to reflect the roll-in of increased Gross Receipts Tax and $0.02/kWh for Universal Service Fund Charge and Nuclear Decommissioning Cost
Adjustment.  System Average Rates also adjusted for sales mix based on current sales forecast.  Assumes continuation of current
Transmission and Distribution Rates.
(2)  Provided for illustration only.  Not necessarily representative of PECO’s internal forecast, which is highly dependent at any point in time on energy market conditions.
2011 2008 – 2010
Energy / Capacity
Competitive Transition
Charge (CTC)
Transmission
Distribution
11.52¢ (1)
Unit Rates (¢/kWh)
Electric Restructuring
Settlement
~20%
13.86¢
Assumptions
Illustrative Rate Increase Based on
Average PPL Procurement Results
(2)
• 2011 default service rate will reflect
associated full requirements costs and be
acquired through multiple procurements
• Using the average results of completed
PPL procurements for 2010 and assuming
a 50/50 weighting of Residential and
Small C&I customers produces a proxy of
10.75¢/kWh. This will result in a system
average rate increase of ~20%
• PECO’s 2011 full requirements price
expected to differ from PPL due, in part, to
the timing of the procurement (2011 vs.
2010) and locational differences
• Rates will vary by customer class and
may be impacted by legislation and
procurement model
Residential Small C&I
Round 1, 7/2007
$101.77 $105.11
Round 2, 10/2007
$105.08 $105.75
Round 3, 3/2008 $108.80 $108.76
Average
PPL Procurement Results
Round 4, 10/2008 $112.51 $111.94
$107.04 $107.89

PECO’s procurement plan
for obtaining default service Post 2010
includes a portfolio of full requirements and spot products competitively procured through multiple RFP solicitations
Mitigation plan includes early staggered procurement, voluntary post-rate cap phase-in, gradual phase-out of declining block rate design, customer education, enhanced retail choice program, and low-income rate design changes
Block Products & Spot
Long-Term contracts
No intervener challenge on one-way margining
Default Service
Procurement and
Mitigation Filing
Early Phase-in Filing
Addressing Key
Intervener Issues
Early phase-in proposal provides a voluntary opt-in program for customers to pre-pay towards 2011 prices
PAPUC approval expected in March 2009 to allow for implementation
July 1, 2009
PECO’s third quarter 2008 regulatory filings address procurement and rate mitigation –
allowing PECO to execute on its regulatory strategy
PECO Post-2010 Procurement Plan

Pennsylvania Act 129 Highlights
• Energy Efficiency (EE) and Demand Response (DR)
– EE Targets of 1% reduction in consumption by 2011, 3% reduction by 2013
– DR target of 4.5% reduction in peak demand by 2013
– Up to $20 million in penalties for failure to achieve targets
– Full and current program cost recovery through surcharge mechanism
– Reduced consumption reflected in future rate base proceedings
– Spending cap equal to 2% of revenue
• Smart Meters
– Utilities must file smart meter file plan with PAPUC by August 2009
– Required to furnish meters upon 1) customer request, 2) for new construction, and 3) on a depreciation schedule not to exceed 15 years
– Base rate or surcharge recovery
• Procurement
– Competitive procurement using auctions, RFPs or bilateral agreements
– Prudent mix of spot, short term or long term (defined as 4-20 years) contracts
PECO will file Energy Efficiency and Demand-Side Management plan in 2009

58 Federal Policy Update

Advocating for Coherent Public Policies
Actively involved in the climate
debate in Washington, D.C.
Lobbying in favor of enacting
legislation that is national, mandatory
and economy-wide
Favor a cap-and-trade system over a
carbon tax
Believe that allowances should be
provided to local distribution
companies for the benefit of their
customers, including rate impact
mitigation
To limit economic impacts, support a
cost containment mechanism that
supports a market price for carbon
that increases over time
Federal, mandatory, economy-wide cap & trade
climate legislation
Support for energy efficiency and conservation
across the entire economy, including new
standards as well as programs and investment
by utilities
An economically responsible approach to
renewable energy
Financial support for new low-carbon, base
load generation, such as clean coal and next-
generation nuclear
Continued commitment to competitive
electricity markets to spur investment and
innovation in new low-carbon solutions
Advocating for Federal Climate Change
Legislation

Status of Legislative Initiatives
– Cap and Trade program to reduce emissions by 80% by 2050 with 100% auction of allowance permits
– Proposed long-term budget plans assume ~$70B of annual carbon revenues beginning in 2012
– Renewable Electricity Standard (RES): 10% by 2012 and 25% by 2025
Congress:
Senate:
• Climate: Chairman Boxer released principles for climate change legislation
• Majority Leader Reid has indicated his hope for a bill in late summer
• Renewable Electricity Standard: Chairman Bingaman introduced 20% RES by 2021
House:
• Climate: Chairman Waxman pledges to have a bill out of the Energy and Commerce
Committee by Memorial Day
• Renewable Electricity Standard: Chairman Markey introduced 25% RES by 2025
Obama Administration Climate and Energy Plan:

Stimulus Package Impact On Energy
Industry
• Long-term extension of production tax credit (PTC)
• Temporary election to claim investment tax credit in
lieu of PTC
• Grants in lieu of tax credits for renewables
• Provides loan guarantees for renewable and
transmission projects
• Provides $2.5 billion for renewable and energy
efficiency research, development, demonstration
and deployment (RDD&D)
Renewables
Energy Efficiency
Smart Grid
• Provides $3.1 billion for State Energy Programs
• Provides $3.2 billion for Energy Efficiency and
Conservation Block Grants to the States
• Provides $5 billion for weatherization
• Provides $4.5 billion for the Smart Grid Investment
Program
• Authorizes Federal match for up to 50 percent of
project costs
Actively working with local
officials to discuss coordination
opportunities

Federal Environmental Regulatory Update
Clean Air Interstate
Rule (CAIR)
Clean Air Mercury
Rule (CAMR)
Greenhouse Gas
(GHG) Emissions
In a December 2008 decision, the D.C. Circuit Court of Appeals allowed CAIR to remain in effect in eastern states pending U.S. EPA revisions to address issues raised by the court in its original July 11, 2008 opinion. CAIR NOx reductions begin in 2009 (ozone-season and, for the first time, annual).  Annual NOx imposes new costs in non-ozone season months. CAIR SO2 reductions start in 2010.
Rule vacated by D.C. Circuit Court of Appeals in February 2008. EPA appeal to
Supreme Court withdrawn in January 2009.  EPA now expected to propose new hazardous air pollutant (HAP) rulemaking for electric generating units that may include other HAPs in addition to mercury from coal-fired generation.
In response to Massachusetts vs. U.S. EPA, EPA is required to consider whether
GHG emissions may reasonably be anticipated to endanger public health or welfare.  Should it issue an affirmative finding, EPA could elect to pursue regulation of GHG emissions under the existing federal Clean Air Act. An advanced notice of proposed rulemaking (ANPR) was issued last year.  EPA currently reviewing ANPR comments.  Federal legislation is the preferred option.
Significant short-term environmental regulatory uncertainty remains due to litigation results and change of administration.  However, long-term trend remains towards tighter air quality regulations that will benefit lower-emission generation

63 Key Assumptions, Projected 2009 Credit Measures & GAAP Reconciliation

Key Assumptions
37.3
1.2
2.6
23.86
115.37
6.65
6.84
45.47
7.68
7.78
59.76
6.74
148,307
41,343
189,650
94.5
2007 Actual
36.1
(0.1)
0.6
82.39
169.09
5.57
8.79
49.00
6.97
9.83
68.52
8.85
135,208
40,966
176,174
93.9
2008 Actual
5.00 Chicago City Gate Gas Price ($/mmBtu)
5.91 Tetco M3 Gas Price ($/mmBtu)
36.7 Effective Tax Rate (%)
(4)
(1.1) ComEd
(1.1) PECO
Electric Delivery Growth (%)
(3)
106.13 PJM West Capacity Price ($/MW-day)
173.73 PJM East Capacity Price ($/MW-day)
6.96 NI Hub Implied ATC Heat Rate (mmbtu/MWh)
34.79 NI Hub ATC Price ($/MWh)
8.15 PJM West Hub Implied ATC Heat Rate
(mmbtu/MWh)
48.18 PJM West Hub ATC Price ($/MWh)
4.98 Henry Hub Gas Price ($/mmBtu)
132,600 Total Genco Market and Retail Sales (GWhs)
(2)
40,900 Total Genco Sales to PECO (GWhs)
173,500 Total Genco Sales Excluding Trading (GWhs)
93.1 Nuclear Capacity Factor (%)
(1)
2009 Est.
(1) Excludes Salem .
(2) Includes Illinois Auction sales and ComEd swap.
(3) Weather-normalized retail load growth.
(4) Excludes results related to investments in synthetic fuel-producing facilities.
Notes: 2007 and 2008 prices are averages for those years.
2009 prices reflect observable prices as of January 31, 2009.

Projected 2009 Key Credit Measures
BBB
A-
BBB+
BBB-
S&P Credit
Ratings (3)
BBB+
A
BBB
BBB+
Fitch Credit
Ratings (3)
A3
A2
Baa2
Baa1
Moody’s Credit
Ratings (3)
3.5x 3.6x FFO / Interest ComEd:
17% 13% FFO / Debt
42% 50% Rating Agency Debt Ratio
3.2x 3.0x FFO / Interest
PECO:
12% 10% FFO / Debt
49% 54% Rating Agency Debt Ratio
24% 47% Rating Agency Debt Ratio
123% 47% FFO / Debt
28.2x 10.6x FFO / Interest
Exelon
Generation:
50%
34%
6.9x
Without PPA &
Pension / OPEB (2)
61% Rating Agency Debt Ratio
23% FFO / Debt
5.6x FFO / Interest Exelon
Consolidated:
With PPA & Pension /
OPEB (1)
Notes: Exelon and PECO metrics exclude securitization debt. See following slide for FFO (Funds from Operations)/Interest, FFO/Debt and Adjusted Book Debt Ratio reconciliations to GAAP.
(1) Reflects S&P updated guidelines, which include imputed debt and interest related to purchased power agreements (PPA), unfunded pension and other postretirement benefits
(OPEB) obligations, capital adequacy for energy trading, operating lease obligations, and other off-balance sheet debt.  Debt is imputed for estimated pension and OPEB obligations by operating company.
(2) Excludes items listed in note (1) above.
(3) Current senior unsecured ratings for Exelon and Exelon Generation and senior secured ratings for ComEd and PECO as of February 27, 2009.  On October 21, 2008, S&P put
Exelon, ComEd, PECO and Exelon Generation on CreditWatch with negative implications. On October 21, 2008, Fitch placed Exelon and Exelon Generation on rating watch negative. On November 12, 2008, Moody’s placed the ratings of Exelon, Exelon Generation and PECO under review for possible downgrade.

FFO Calculation and Ratios
FFO Calculation
= FFO
- PECO Transition Bond Principal Paydown
+ Gain on Sale, Extraordinary Items and Other Non-Cash Items
(3)
+ Change in Deferred Taxes
+ Depreciation, amortization (including nucl fuel amortization), AFUDC/Cap. Interest
Add back non-cash items:
Net Income
Adjusted Interest
FFO + Adjusted Interest
= Adjusted Interest
+ 7% of Present Value (PV) of Operating Leases
+ Interest on imputed debt related to PV of Purchased Power Agreements
(PPA), unfunded Pension and Other Postretirement Benefits (OPEB)
obligations, and Capital Adequacy for Energy Trading
(2)
, as applicable
- PECO Transition Bond Interest Expense
Net Interest Expense (Before AFUDC & Cap. Interest)
FFO Interest Coverage
+ Capital Adequacy for Energy Trading
(2)
FFO
= Adjusted Debt
+ PV of Operating Leases
+ 100% of PV of Purchased Power Agreements
(2)
+ Unfunded Pension and OPEB obligations
(2)
+ A/R Financing
Add off-balance sheet debt equivalents:
- PECO Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Adjusted Debt
(1)
FFO Debt Coverage
Rating Agency Capitalization
Rating Agency Debt
Total Adjusted Capitalization
Adjusted Book Debt
= Total Rating Agency Capitalization
+ Off-balance sheet debt equivalents
(2)
Total Adjusted Capitalization
= Rating Agency Debt
+ ComEd Transition Bond Principal Balance
+ Off-balance sheet debt equivalents
(2)
Adjusted Book Debt
= Total Adjusted Capitalization
+ Adjusted Book Debt
+ Preferred Securities of Subsidiaries
+ Total Shareholders' Equity
Capitalization:
= Adjusted Book Debt
- Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Debt to Total Cap
Note: Reflects S&P guidelines and company forecast.  FFO and Debt related to non-recourse debt are excluded from the calculations.
(1) Uses current year-end adjusted debt balance.
(2) Metrics are calculated in presentation unadjusted and adjusted for debt equivalents and related interest for PPAs, unfunded Pension and OPEB obligations, and Capital
Adequacy for Energy Trading.
(3) Reflects depreciation adjustment for PPAs and decommissioning interest income and contributions.

2008 GAAP Reconciliation
(0.02) - - (0.02) - City of Chicago settlement with ComEd
(0.02) (0.02) - - - NRG acquisition costs
0.03 0.03 Settlement of tax matter at Generation related to Sithe
0.02 - - - 0.02 Decommissioning obligation reduction
$4.13 ($0.10) $0.49 $0.30 $3.44 2008 GAAP Earnings (Loss) Per Share
$4.20 ($0.08) $0.49 $0.33 $3.46 2008 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.22)
- - (0.01) (0.21) 2007 Illinois Electric Rate Settlement
0.41 - - - 0.41 Mark-to-market adjustments from economic hedging activities
(0.27) - - - (0.27) Unrealized gains & losses related to nuclear decommissioning trust funds
Exelon Other PECO ComEd ExGen 2008 GAAP EPS Reconciliation (1)
(1)  Amounts shown are per Exelon share and represent contributions to Exelon's EPS.
Note: Amounts may not add due to rounding.
20 - - - 20 Settlement of tax matter at Generation related to Sithe
272 - - - 272 Mark-to-market adjustments from economic hedging activities
(145) - - (7) (138) 2007 Illinois Electric Rate Settlement
15 - - - 15 Decommissioning obligation reduction
(11) (11) - - - NRG acquisition costs
($67)
-
-
($56)
Other
$2,737
(11)
(184)
$2,781
Exelon
$325
-
-
$325
PECO
$201
(11)
-
$219
ComEd ExGen 2008 GAAP Earnings Reconciliation (in millions)
- City of Chicago settlement with ComEd
$2,278 2008 GAAP Earnings (Loss)
(184) Unrealized gains & losses related to nuclear decommissioning trust funds
$2,293 2008 Adjusted (non-GAAP) Operating Earnings (Loss)

2009 Earnings Outlook
• Exelon’s outlook for 2009 adjusted (non-GAAP) operating earnings excludes the earnings impacts of the following:
• Mark-to-market adjustments from economic hedging activities
• Unrealized gains and losses from nuclear decommissioning trust fund investments primarily related to the AmerGen nuclear plants
• Significant impairments of assets, including goodwill
• Changes in decommissioning obligation estimates
• Costs associated with the 2007 Illinois electric rate settlement agreement, including
ComEd’s previously announced customer rate relief programs
• Costs associated with ComEd’s 2007 settlement with the City of Chicago
• Certain costs associated with the proposed offer to acquire NRG Energy Inc.
• Other unusual items
• Significant future changes to GAAP
• Both our operating earnings and GAAP earnings guidance are based on the assumption of normal weather

Exelon Investor Relations Contacts
Inquiries concerning this presentation
should be directed to:
Exelon Investor Relations
10 South Dearborn Street
Chicago, Illinois 60603
312-394-2345
For copies of other presentations,
annual/quarterly reports, or to be
added to our email distribution list
please contact:
Martha Chavez
Executive Admin Coordinator
312-394-4069
Martha.Chavez@ExelonCorp.com
Investor Relations Contacts:
Karie Anderson, Vice President
312-394-4255
Karie.Anderson@ExelonCorp.com
Marybeth Flater, Manager
312-394-8354
Marybeth.Flater@ExelonCorp.com